UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 2, 2015

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 2, 2015, Lionbridge and its affiliates who are listed as Credit Parties in the revolving credit agreement dated as of December 21, 2006, as amended to date, among such parties and HSBC BANK USA, NATIONAL ASSOCIATION, amended and restated the revolving credit agreement (the "Amended and Restated Credit Agreement"). The Amended and Restated Credit Agreement provides for a 5-year $100 million revolving credit facility and a 5-year $35 million term facility (together with the revolving credit facility, the "Facility"). It also provides for an Incremental Facility in an aggregate amount of up to $65 million and establishes interest rates in the range of the Prime Rate plus 0.25% - 1.00% or LIBOR plus 1.25% - 2.00%, of the Prime Rate, depending on certain conditions. Proceeds are intended to be used for the Company’s acquisition of CLS Communication AG and related companies, which is expected to close in January 2015.
The Facility is secured by all of the assets of the Company and its domestic subsidiaries, is subject to certain pledges by certain of the Company’s foreign subsidiaries and upon the closing of the Company’s acquisition of CLS Communication AG and related companies , will be subject to an additional pledge related to this entity. In connection with its execution of the Amended and Restated Credit Agreement, Lionbridge and its affiliates confirmed certain security agreements as set forth in the Omnibus Amendment dated as of January 2, 2015 and the Confirmations of Deeds dated as of January 2, 2015. The description of each of the Amended and Credit Agreement, the Omnibus Amendment and each Certificate of Deed is qualified in its entirety by reference to the copy thereof filed as Exhibits 10.1 – 10-4, respectively, to this Form 8-K, which is incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

January 7, 2015	By:	Margaret A. Shukur

Name: Margaret A. Shukur
Title: SVP and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Second Amended and Restated Credit Agreement among Lionbridge Technologies, Inc., Lionbridge International, HSBC Bank USA, NA and the other parties named therein, dated as of January 2, 2015
10.2	Omnibus Amendment No. 2 to Collateral Agreements related to the Amended and Restated Credit Agreement among Lionbridge Technologies, Inc., Lionbridge Internatinal, HSBC Bank USA, NA and the other parties named therein, dates as of January 2, 2015
10.3	Deed of Confirmation of Lionbridge International dated as of January 2, 2015
10.4	Deed of Confirmation of Lionbridge Luxembourg and Lionbridge Technologies, Inc. dated as of January 2, 2015